                                                                   EXHIBIT 10.14

                                   AMENDMENT
                                    TO THE
                                 VENCOR, INC.
               1987 STOCK OPTION PLAN FOR NON-EMPLOYEE DIRECTORS

                                April 30, 1998

     Article 7 of the Plan is amended by adding the following at the end thereof:

                The consummation of the transactions contemplated by the spin-off of Vencor Healthcare, Inc. and the distribution of shares of Vencor Healthcare, Inc. to the shareholders of the Company shall not result in a Participant's cessation of services as a Non-Employee Director under the Plan until such Participant ceases to be a director of Vencor Healthcare, Inc .

                                        VENCOR, INC.


                                        BY:/s/ W. Bruce Lunsford
                                           ---------------------
                                           W. Bruce Lunsford
                                           Chairman of the Board,
                                           President and CEO